Other income	12 Months Ended
Dec. 31, 2018
Other income
Other income

15. Other income

	2018	2017	2016
	(€ in thousands)
Grant income	5,378	870	1,632
Rental income from property subleases	174	625	196
Other income	209	—	—
	5,761	1,495	1,828

Other income is incidental by nature. In 2015, the European Commission (EC) through its Horizon 2020 program awarded us and our academic partners a grant of € 6 million to support the clinical development of eluforsen (ProQR: € 4.6 million). Horizon 2020 is one of the largest research and innovation programs in the European Union with nearly € 80 billion in available funding for qualified projects from 2014 to 2020. This program has ended at December 31, 2017 and the final amount of € 1.3 million has been recognized as other income in 2018.

On February 9, 2018, the Company entered into a partnership agreement with Foundation Fighting Blindness (FFB), under which FFB has agreed to provide funding of $ 7.5 million for the preclinical and clinical development of QR‑421a for Usher syndrome type 2A targeting mutations in exon 13. In 2018 € 2.5 million has been recognized as other income.

On June 5, 2018, the Company entered into a partnership agreement with EB Research Partnership (EBRP) and EB Medical Research Foundation (EBMRF) under which EBRP and EBMRF have agreed to provide funding of $ 5.0 million for the clinical development of QR‑313 for Dystrophic Epidermolysis Bullosa targeting mutations in exon 73. In 2018 € 1.3 million has been recognized as other income.

Grants are recognized in other income in the same period in which the related R&D costs are recognized.